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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Post-Effective Amendment No. 1 to Form S-4 No. 333-83191) of our report dated February 5, 1999, with respect to the consolidated financial statements of Premier Bancshares, Inc. and Subsidiaries included in its Annual Report
(Form 10-K) for the year ended December 31, 1998, filed with the Securities and Exchange Commission.

                                    /s/ Ernst & Young LLP

Atlanta, Georgia
September 21, 1999